Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

On September 13, 2005, Jupiter Global Holdings (“Jupiter”) entered into a definitive Agreement and Plan of Acquisition (“Agreement”), to purchase MACRO Communications Inc. (“MACRO”), a privately-held company Georgia corporation. Mr. Warren Jackson and Mr. Bill Jackson, are the two sole shareholders of Macro (“Shareholders”). As of September 22, 2005, the Agreement was closed and the transaction was deemed consummated, binding and enforceable.

Pursuant to the Agreement, Jupiter acquired 80% interest in MACRO for $2,000,000. In exchange for newly issued common shares, Jupiter paid $70,000 in cash and a $1,930,000 promissory note to be paid in monthly installments at varying amounts through July 2006, at an interest rate of 8%. The agreement does not specify any contingent payments, options, or other commitments.

Because Jupiter held approximately 80% of MACRO’s outstanding common stock after the Combination, Jupiter is deemed to be the acquiring company for accounting purposes and the Combination uses the purchase method of accounting for business combinations in accordance with accounting principles generally accepted in the United States. The audited financial statements of Jupiter for each of the two years ended December 31, 2004 and 2003 are included in the Jupiter Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission (the "SEC"). The audited financial statements of MACRO for the two years ended December 31, 2004 and 2003 are attached as an exhibit to this Form 8-K/A.

Under this method of accounting, the combined company will allocate the purchase price to the fair value of assets of MACRO. The purchase price allocation is subject to revision when the combined company obtains additional information regarding asset valuation. The unaudited pro forma condensed combined financial statements are based on respective historical consolidated financial statements included in this Form 8-K/A and the audited financial statements of Jupiter for each of the two years ended December 31, 2004 and 2003 which are included in the Jupiter Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet combine (i) the historical balance sheets of Jupiter and Macro as of June 30, 2005 and (ii) historical balance sheets of Jupiter and Macro as of December 31, 2004, giving effect to the transaction described in the Agreement dated September 13, 2005 (“Acquisition”) as if it had occurred on January 1, 2005 and January 1, 2004, respectively.

The unaudited pro forma consolidated statements of operations combine (i) the historical statements of operations of Jupiter and Macro for the six month period ended June 30, 2005 and (ii) the historical statements of operations of Jupiter for the year ended December 31, 2004 and Macro for the year ended December 31, 2004, giving effect to the Transaction as if it had occurred on January 1, 2005 and January 1, 2004, respectively.

The unaudited pro forma condensed combined financial statements data is based on estimates and assumptions described in the notes to them. This data is presented for information purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of Jupiter that would have been reported had the merger been completed as of the dates presented, and should not be taken as representative of future consolidated results of operations or financial condition of Jupiter.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the related notes included in this Form 8-K/A and the audited financial statements of Jupiter which are included in the JUPTIER Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission and the audited financial statements of MACRO which are attached as exhibits to this Form 8-K/A. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations and financial position would have been had the merger taken place on January 1, 2004 or December 31, 2004, and do not indicate future results of operations or financial position.

Pro-forma Consolidated Balance Sheet
December 31, 2004
(Stated in US Dollars)

	JUPITER Global Holdings Corp	Macro Communications Inc	Adjustments		Pro-forma

ASSETS
Cash	$8,240	$66,922	$-		$75,162
Goods and Services Tax Recoverable	3,757	11,670	-		15,427
Prepaid Expense, Advance other	8,496	78,639	(70,000)	a	17,135
Notes Receivable	-	1,930,000	(1,930,000)	a	-
	$20,493	$2,087,231	$(2,000,000)		$107,724

Investments	2,000,000	-	(2,000,000)	a	-
Capital Assets	5,972	1,095,862	-		1,101,834
Goodwill			1,686,766	b	1,686,766

	$2,026,465	$3,183,093	$(2,313,234)		$2,896,324

LIABILITIES
Current
A/P & Accrued Expenses	$2,306,523	$1,486,897	$-		$3,793,420
Cost of Unused Time on cards	-	178,743	-		178,743
Loans and Advances payable	808,581	265,534	(70,000)	a	1,004,115
Obligations under Capital Leases	-	888,185	-		888,185
Advances	-	-	-		-
Line of credit	-	471,692	-		471,692

	$3,115,104	$3,291,051	$(70,000)		$6,336,155

Notes Payable	1,930,000	-	(1,930,000)	a	-
Minority interest	-	-	(421,592)	b	(421,592)

STOCKHOLDERS’ DEFICIENCY

Share Capital
Common Stock	2,757	500	(500)	ab	2,757
Preferred Stock	8,006	-	-		8,006
Additional Paidin Capital	5,818,445	2,000,000	(1,999,600)	a	5,818,845
Deficit	(8,847,847)	(2,108,458)	2,108,458	b	(8,847,847)

	$(3,018,639)	$(107,958)	$108,358		$(3,018,239)

	$2,026,465	$3,183,093	$(2,313,234)		$2,896,234

JUPITER GLOBAL HOLDINGS Corporation

Pro-forma Consolidated Income Statement
Year Ended December 31, 2004
(Stated in US Dollars)

	JUPITER Global Holdings Corp	Macro Communications Inc	Pro-forma
Revenue	$683,613	$11,871,442	$12,555,055

Cost of services	-	(11,007,314)	(11,007,314)

Expenses	(5,351,879)	(1,868,356)	(7,220,235)

Loss from operations	$(4,668,266)	$(1,004,228)	$(5,672,494)

Minority Interest in loss of Subsidiary			200,846

Net Loss			$(5,471,684)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS FOR December 31, 2004

The unaudited pro forma condensed combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States after eliminating all material intercompany accounts and transactions. The acquisition is being accounted for under the purchase method of accounting.

The purchase price of MACRO is proposed to be allocated as follows:

Tangible assets	$1,183,093
Liabilities assumed	3,291,051

Net liabilities	(2,107,958)
Minority Interest	421,592
Net Assets Acquired (Goodwill)	(1,686,366)
Goodwill	1,686,366
Total purchase consideration	$0

While the above detail outlines a purchase consideration of $0, JUPITER assumes the assets and liabilities of MACRO and is committed to provide new working capital of $2,000,000 in exchange for newly issued shares totaling 80% interest in MACRO.

Under the terms of the agreement and in accordance with SFAS No. 141, for accounting purposes, Jupiter has been deemed to be the acquirer. At this time, the combined Company has not completed an independent valuation and the allocation of the purchase price has not been completed. Thus, these numbers do not include the effects, if any; of adjustments that might result from the amortization of any potential identifiable intangible assets (separate from goodwill) or impairment of the goodwill recognized. In addition, the purchase price excludes any reorganization costs.

The following pro forma adjustments have been recorded to reflect the acquisition:

Condensed Combined Balance Sheet--adjustments to reflect the acquisition as if it had occurred on December 31, 2004:

(a) The elimination of the intercompany balances including $70,000 loan, $1,930,000 promissory note, and investment of $2,000,000.

(b) An adjustment to record goodwill, minority interest, the elimination of MACRO’s equity, and accumulated deficit.

The unaudited pro forma condensed combined information reflects our best estimates; however the actual financial position and results of operations may differ from the pro forma amounts reflected herein because of various factors, including, without limitation, access to additional information, changes in value and changes in operating results between the date of preparation of the unaudited pro forma condensed combined financial information and the date on which the acquisition closed. However, in the opinion of management any final adjustments will not be material to the future financial position and/or results of operations of Jupiter.

JUPITER GLOBAL HOLDINGS Corporation

Pro-forma Consolidated Balance Sheet
June 30, 2005
(Stated in US Dollars)

	JUPITER Global Holdings Corp	Macro Communications Inc	Adjustments		Pro-forma
ASSETS

Cash	$31,753	$28,466	$-		$60,219
Accounts Receivable	11,470	16,638	-		28,108
Other Current Assets	17,285	30,000	(30,000)	a	17,285
Notes Receivable	-	1,930,000	(1,930,000)	a	-
	$60,508	$2,005,104	$(1,960,000)		$105,613

Investments	2,638,000	-	(2,000,000)	a	638,000
Capital Assets	2,694	366,497	-		369,191
Goodwill	-	-	1,929,226	b	1,929,226

	$2,701,202	$2,371,601	$(2,030,774)		$3,042,029

LIABILITIES
Current
A/P & Accrued Expenses	$2,108,153	$1,752,485	$-		$3,860,639
Loans and Advances payable	763,532	371,134	(30,000)	a	1,104,666
Obligations under Capital Leases	-	187,822	-		187,822
Line of credit	-	471,692	-		471,692

	$2,871,685	$2,683,133	$(30,000)		$5,624,819

Notes Payable	1,930,000	-	(1,930,000)	a	-
Minority interest	-	-	(482,306)	b	(482,306)

STOCKHOLDERS’ DEFICIENCY

Share Capital
Common Stock	85,638	500	(500)	b	85,638
Preferred Stock	8,006	-	-		8,006
Additional Paidin Capital	9,180,232	2,000,000	(2,000,000)	a	9,180,232
Deficit	(11,374,359)	(2,412,032)	2,412,032	b	(11,374,359)

	$(2,100,483)	$(411,532)	$411,532		$(2,100,483)

	$2,701,202	$2,371,601	$(2,030,774)		$3,042,029

JUPITER GLOBAL HOLDINGS Corporation

Pro-forma Consolidated Income Statement
Year Ended June 30, 2005
(Stated in US Dollars)

	JUPITER Global Holdings Corp	Macro Communications Inc	Pro-forma
Revenue	$10,078	$4,754,684	$4,764,762

Cost of services	-	(3,999,923)	(3,999,923)

Expenses	(2,536,590)	(1,058,335)	(3,594,925)

Loss for operations	$(2,526,512)	$(303,574)	$(2,830,086)

Minority Interest in loss of Subsidiary			60,715

Net Loss			$(2,769,371)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS FOR JUNE 30, 2005

The unaudited pro forma condensed combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States after eliminating all material intercompany accounts and transactions. The acquisition is being accounted for under the purchase method of accounting.

The purchase price of MACRO is proposed to be allocated as follows:

Tangible assets	$371,602
Liabilities assumed	2,783,134

Net liabilities	(2,411,532)
Minority Interest	482,306
Net Assets Acquired (Goodwill)	(1,9292,226)
Goodwill	1,929,226
Total purchase consideration	$0

While the above detail outlines a purchase consideration of $0, JUPITER assumes the assets and liabilities of MACRO and is committed to provide new working capital of $2,000,000 in exchange for newly issued shares totaling 80% interest in MACRO.

Under the terms of the agreement and in accordance with SFAS No. 141, for accounting purposes, Jupiter has been deemed to be the acquirer. At this time, the combined Company has not completed an independent valuation and the allocation of the purchase price has not been completed. Thus, these numbers do not include the effects, if any; of adjustments that might result from the amortization of any potential identifiable intangible assets (separate from goodwill) or impairment of the goodwill recognized. In addition, the purchase price excludes any reorganization costs.

The following pro forma adjustments have been recorded to reflect the acquisition:

Condensed Combined Balance Sheet--adjustments to reflect the acquisition as if it had occurred on June 30, 2005:

(a) The elimination of the intercompany balances including $30,000 loan, $1,930,000 promissory note, and investment of $2,000,000.

(b) An adjustment to record goodwill, minority interest, the elimination of MACRO’s equity, and accumulated deficit.

The unaudited pro forma condensed combined information reflects our best estimates; however the actual financial position and results of operations may differ from the pro forma amounts reflected herein because of various factors, including, without limitation, access to additional information, changes in value and changes in operating results between the date of preparation of the unaudited pro forma condensed combined financial information and the date on which the acquisition closed. However, in the opinion of management any final adjustments will not be material to the future financial position and/or results of operations of Jupiter.